Fees Summary	Jan. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,084.29
Total Transaction Valuation	15,092,585.00
Total Offset Amount	0.00
Net Fee	$ 2,084.29